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                                                                   EXHIBIT 10.35

                                         AMENDMENT NO. 2 AND CONSENT dated as of
                                     December 11, 2002 (this "Amendment"), among
                                     LPA HOLDING CORP., a Delaware corporation
                                     (the "Corporation"), LPA INVESTMENT LLC, a
                                     Delaware limited liability company ("LPA
                                     Investment") and the other stockholders of the Corporation signatory hereto, to the STOCKHOLDERS AGREEMENT, dated as of May 11, 1998 (as amended on April 8, 1999, the "Original Agreement"), among the Corporation, LPA Investment and the other stockholders signatory thereto. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Original Agreement.

         In consideration of the premises and the mutual benefits to be derived from this Amendment and the covenants, agreements and conditions hereinafter set forth, the parties hereto hereby agree as set forth below.

                                    ARTICLE I

                                    AMENDMENT

1.1      AMENDMENTS.

                  (a) The definition of "Requisite Management Stockholders" in Section 1.1 of the Original Agreement is hereby deleted in its entirety and the following definition inserted in lieu thereof:

                  '"Requisite Management Stockholder" means the Management Stockholders who are full-time employees of the Corporation or any Subsidiary and who hold in the aggregate in excess of 50 percent of the outstanding shares of Common Stock (including shares of Common Stock issuable upon exercise or conversion of Securities) then held by such Management Stockholders).'

                  (b) Section 2.2(c) of the Original Agreement is hereby deleted in its entirety and replaced with the following language:

                  "one Director who shall be the Chief Executive Officer of the Corporation (the "Management Director"); and"

                  (c) Section 2.2(d) of the Original Agreement is hereby deleted in its entirety and replaced with the following language:
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                  "upon such Persons' nomination by a majority of the LPA
                  Investment Class A Directors, the LPA Investment Class B Director, and the Management Director, voting together as a single group (the "Majority Directors"), (i) up to two Directors who shall be individuals who are not employees, directors, officers or Affiliates of the Corporation or any Stockholder and (ii) if the Majority Directors exercise their rights pursuant to the immediately preceding Section 2.2(d)(i), one additional Director who may be an employee, director, officer of Affiliate of the Corporation or any Stockholder (each director elected pursuant to the foregoing sections (i) and (ii), an "Independent Director")."

                  (d) Section 9.7(a) of the Original Agreement is hereby amended by deleting the phrase "Requisite Management Investors" where such phrase appears in such section and inserting the phrase "Requisite Management Stockholders" in lieu thereof.

                  (e) Subsections (i), (ii) and (iii) of Section 2.5(a) of the Original Agreement are hereby deleted in their entirety and replaced with the following language:

                  "(i) the Requisite LPA Investment Stockholders shall have the right to remove, with or without cause, all or any of the LPA Investment Directors, (ii) the Requisite Management Stockholders shall have the right to remove, with or without cause, the Management Director, and (iii) the Requisite Stockholders shall have the right to remove, with or without cause, all or any of the Independent Directors."

1.2      WAIVER AND CONSENT.

         By signing below, the Requisite Management Stockholders hereby expressly consent to the foregoing amendment pursuant to Section 9.7 of the Original Agreement.

                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS

2.1      AGREEMENT.

         Except as modified by this Amendment, the Original Agreement shall remain in full force and effect, enforceable in accordance with its terms. This Amendment is not a consent to any waiver or modification of any other terms or conditions of the Original Agreement or any of the instruments or documents referred to in the Original Agreement and shall not prejudice any right or rights which the parties thereto may now or hereafter have under or in connection with the Original Agreement or any of the instruments or documents referred to therein.

2.2      EFFECTIVENESS.

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         This Amendment shall be effective upon the execution hereof by the
Requisite Stockholders and the Requisite Management Stockholders.

2.3      COUNTERPARTS.

         This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement.

2.4      GOVERNING LAW.

         This Amendment shall be governed and construed in accordance with the laws of the State of Delaware.

                                           * * * * *

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.
2 and Consent as of the date first written above.

                                    LPA HOLDING CORP.

                                    By: /s/ Gary A. Graves
                                        ---------------------------------------
                                        Name: Gary A. Graves
                                        Title: Chief Operating Officer



                                    LPA INVESTMENT LLC


                                    By: /s/ Stephen Murray
                                        ------------------
                                        Name: Stephen Murray
                                        Title: Assistant Secretary



                                    VESTAR/LPT LIMITED PARTNERSHIP

                                    By: VESTAR/LP Investment Limited
                                        Partnership

                                    By:
                                       _________________________________________
                                       Name:
                                       Title:


                                    /s/ Gary A. Graves
                                    --------------------------------------------
                                    Gary A. Graves


                                    ____________________________________________
                                    Rebecca Perry


                                    /s/ Damaris Campbell
                                    --------------------------------------------
                                    Damaris Campbell


                                    /s/ Lisa Miskimins
                                    --------------------------------------------
                                    Lisa Miskimins


                       -Signature Page to Amendment No. 2-
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                                    /s/ Kathryn Shubert
                                    --------------------------------------------
                                    Kathryn Shubert


                                    /s/ Cynthia Lehnoff
                                    --------------------------------------------
                                    Cynthia Lehnoff


                                    /s/ Cindy Hartzell
                                    --------------------------------------------
                                    Cindy Hartzell


                                    /s/ Joetta Camp
                                    --------------------------------------------
                                    Joetta Camp


                                    ____________________________________________
                                    James Kahl


                                    ____________________________________________
                                    Phillip Kane


                                    ____________________________________________
                                    David Anglewicz


                                    ____________________________________________
                                    Bona Brown


                                    ____________________________________________
                                    Mary Dozier


                                    ____________________________________________
                                    Phyllis Stevens


                                    ____________________________________________
                                    Lucy Golden

                       -Signature Page to Amendment No. 2-